UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 21, 2018

Date of Report (Date of earliest event reported)

MICROCHIP TECHNOLOGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-21184	86-0629024
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2355 West Chandler Boulevard

Chandler, Arizona 85224-6199

(Address of principal executive offices)

(480) 792-7200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Notes Offering Press Release

On May 21, 2018, Microchip Technology Incorporated (the “Company” or “Microchip”) issued a press release announcing, subject to market conditions, its intention to offer through a private placement (the “Notes Offering”) up to $2.0 billion in aggregate principal amount of senior secured notes (the “Notes”). The Notes are being offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in compliance with Regulation S under the Securities Act. The Company intends to use the net proceeds from the Notes Offering, together with borrowings under the Company’s revolving credit facility under its Amended and Restated Credit Agreement, dated May 18, 2018, by and among the Company, the lenders from time to time party thereto and the administrative agent named therein (the “Amended and Restated Credit Agreement”), borrowings under a term loan facility to be implemented pursuant to an amendment to the Amended and Restated Credit Agreement and cash on hand, to consummate the Company’s previously announced acquisition of Microsemi Corporation (“Microsemi”), to repay existing indebtedness of Microsemi, and to pay related fees and expenses. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report (including the exhibits hereto) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD. In addition, this information shall not be incorporated by reference into any registration statement filing under the Securities Act, or the Exchange Act, as amended, regardless of any general incorporation language in such filing, unless it is specifically incorporated by reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 21, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2018		MICROCHIP TECHNOLOGY INCORPORATED, a Delaware corporation

	By:	/s/ J. Eric Bjornholt
J. Eric Bjornholt
Vice President and Chief Financial Officer